TRANSAMERICA IDEX MUTUAL FUNDS
Supplement dated January 25, 2008
to the Statement of Additional Information dated December 27, 2006
TA IDEX UBS Dynamic Alpha
The following information supplements and replaces certain information in “Appendix A — Portfolio Manager Information” on pages A-5 and A-6 of the Statement of Additional Information:
Other Accounts Managed by the Portfolio Managers

	Registered investment		Other pooled
	companies		investment vehicles			Other accounts
		Assets			Assets		Assets
		managed (in			managed (in		managed (in
Portfolio Manager	Number	millions)	Number		millions)	Number	millions)
Edwin Denson(1)	11	$13,680	21	(2)	$26,984	25	$5,206
Thomas Clarke(1)	7	$12,682	21	(2)	$27,065	11	$3,185
Neil Williams(1)	3	$3,621	4		$5,175	7	$1,212

(1)	Edwin Denson, Thomas Clarke and Neil Williams began managing the Fund on December 31, 2007. Information provided for Messrs. Denson, Clarke and Williams is as of September 30, 2007.

(2)	One account with assets of approximately $187 million has an advisory fee based upon the performance of the account.
Ownership of Securities
As of September 30, 2007, none of the portfolio managers beneficially owned any equity securities in the Fund.
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Investors Should Retain this Supplement for Future Reference